UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2013 (February 25, 2013)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 25, 2013, the Board of Directors of Protective Life Corporation (“the Corporation”) approved an amendment to Article III, Section 2 of the Corporation’s Bylaws effective as of February 25, 2013.  The amendment changes the age of eligibility for directors to be reelected from age 70 to age 72.  As amended, Article III, Section 2 states that any outside director, and any inside director who is or has been the Chief Executive Officer of the Corporation, shall be eligible for reelection until that director has reached his or her 72nd birthday but not thereafter.

A copy of the Corporation’s 2013 Amended and Restated Bylaws is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this item 5.03.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits:

3.2 – 2013 Amended and Restated Bylaws of the Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION (Registrant)
/s/Steven G. Walker
Steven G. Walker
Senior Vice President, Controller
and Chief Accounting Officer

Dated: February 27, 2013